SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 15, 1998

STRUCTURED PRODUCTS CORP. ON BEHALF OF
TIERSsm CORPORATE BOND-BACKED CERTIFICATES TRUST IBM 1997-4
TIERSsm CORPORATE BOND-BACKED CERTIFICATES TRUST BLS 1997-6
TIERSsm CORPORATE BOND-BACKED CERTIFICATES TRUST APA 1997-8
TIERSsm CORPORATE BOND-BACKED CERTIFICATES TRUST JPM 1998-2
TIERSsm CORPORATE BOND-BACKED CERTIFICATES TRUST LTR 1998-4
TIERSsm CORPORATE BOND-BACKED CERTIFICATES TRUST MOT 1998-5
TIERSsm CORPORATE BOND-BACKED CERTIFICATES TRUST C   1998-6

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     DELAWARE               33-55860              13-3692801

     (STATE OR OTHER        (COMMISSION           (IRS EMPLOYER
     JURISDICTION OF        FILE NUMBER)          IDENTIFICATION NUMBER)
     INCORPORATION OR
     ORGANIZATION)

ROOM 33-130, 33RD FLOOR, SEVEN WORLD TRADE CENTER, NEW YORK, NEW YORK  10048
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 783-6645.
                                                  ---------------

   ______________________________N/A_______________________________________

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 1.    CHANGES IN CONTROL OF REGISTRANT.

           NOT APPLICABLE.

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           NOT APPLICABLE.

Item 3.    BANKRUPTCY OR RECEIVERSHIP.

           NOT APPLICABLE.

Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           NOT APPLICABLE.

Item 5.    OTHER EVENTS.

           THE REGISTRAR AND THE TRUSTEE ENTERED INTO AMENDMENT
           NO. 1 DATED AS OF DECEMBER 1, 1998 TO THE SERIES LTR
           1998-4 SUPPLEMENT DATED AS OF MAY 18, 1998.  A COPY
           OF AMENDMENT NO. 1 IS ATTACHED AS EXHIBIT 1.

Item 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

           NOT APPLICABLE.

Item 7.    FINANCIAL  STATEMENTS,  PRO-FORMA FINANCIAL  INFORMATION
           AND EXHIBITS.

           (a)  NOT APPLICABLE.

           (b)  NOT APPLICABLE.

           (c)  EXHIBITS.

                  TRUSTEE'S REPORT WITH RESPECT TO THE DECEMBER 15, 1998 DISTRIBUTION DATE FOR THE TIERS BLS, SERIES 1997-6 . NO REPORTS ARE REQUIRED FOR THE OTHER SERIES LISTED.

           NOT APPLICABLE.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               STRUCTURED PRODUCTS CORP.

                               By:/S/Timothy P. Beaulac
                                  ---------------------
                               Name:  Timothy P. Beaulac
                               Title: President and Finance Officer



Dated: December 15, 1998



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                                  EXHIBIT INDEX

Exhibit                                                            Page

1. Amendment No. 1 dated as of December 1, 1998 to the Series
   LTR 1998-4 Supplement dated as of May 18, 1998                  5-16

2. Trustee's Report in respect of the December 1, 1998
   Distribution Date                                                17